Acquisition of Aeterna Zentaris Inc.	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Acquisition of Aeterna Zentaris Inc.

5.	Acquisition of Aeterna Zentaris Inc.

As discussed in Note 1, Business Overview, as a result of the Transaction, Ceapro acquired control of Aeterna Zentaris Inc. on June 3, 2024. Aeterna is a specialty biopharmaceutical company commercializing and developing therapeutics and diagnostic tests. Aeterna’s lead product, Macrilen® (macimorelin), is the first and only U.S. FDA and EMA approved oral test indicated for the diagnosis of patients with adult growth hormone deficiency (“AGHD”). Macimorelin is currently marketed under the tradename Ghryvelin™ in the European Economic Area and the United Kingdom through an exclusive licensing agreement with Pharmanovia.

The Transaction was accounted for as a reverse acquisition under the acquisition method of accounting for business combinations. Ceapro was considered to be the accounting acquirer, and Aeterna was considered the legal acquirer. Under the acquisition method of accounting, total consideration exchanged and allocation of the purchase price to the fair values of assets acquired and liabilities assumed in the Transaction were as follows:

Final Purchase Price Allocation

	Number	Amount
	#	$
Purchase price
Shares deemed issued to Aeterna shareholders(1)	1,213,967	8,485
Warrants issued to Aeterna shareholders(2)	633,543	4,422
Replacement share-based payment awards:
Equity-settled options(3)	12,949	9
Cash-settled DSUs(3)	49,230	344
Warrants deemed issued(4)	114,405	2
	2,024,094	13,262

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents		26,037
Trade and other receivables		142
Inventories		64
Income tax receivables		119
Prepaid expenses and deposits		971
Restricted cash equivalents		328
Property and equipment		235
Intangible assets(5)		3,352
Accounts payable and accrued liabilities		(4,357)
Provisions		(424)
Income tax payable		(109)
Deferred revenues		(1,731)
Lease liabilities		(201)
Employee future benefits		(11,164)

Total identifiable net assets (liabilities)		13,262

(1)	The fair value of the 1,213,967 common shares deemed issued to Aeterna shareholders of $6.99 per share was based on the listed share price of Ceapro as at June 3, 2024 (CA$0.225), after giving effect to the exchange of each outstanding Ceapro common share for 0.02360 of a Aeterna common share and the foreign currency exchange rate.

COSCIENS Biopharma Inc.

Notes to Consolidated Financial Statements

As of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022

(in thousands of US dollars, except share and per share data and where otherwise noted)

(2)	The fair value of the 633,543 New Warrants (“New Warrants”) issued to Aeterna shareholders was based on the listed share price of Ceapro as at June 3, 2024 of $6.99 (CA$0.225) less the exercise price of $0.01, after giving effect to the exchange of each outstanding Ceapro Common Share for 0.02360 of a Aeterna Zentaris Common Share and the foreign currency exchange rate.

(3)	In accordance with the terms of the Plan of Arrangement, Aeterna’s share-based payment awards held by employees of Aeterna continued with no modifications and are deemed to be replacement awards issued.

The fair value of the replacement awards is $356, after taking into account an estimated forfeiture rate of nil. The consideration for the business combination includes $9 for equity-settled options and $344 for cash-settled DSUs transferred to employees of Aeterna when the acquiree’s awards were substituted by the replacement awards, which relates to past service. The balance of $3 will be recognized as post-acquisition compensation cost.

The fair value at acquisition date was estimated using a Black-Scholes option pricing model, considering the terms and conditions upon which the options were granted, using the following assumptions:

Options
Expected dividend yield	$0.0
Weighted average expected volatility	65%
Weighted average risk-free rate	4.01%
Weighted average expected life (years)	2.87
Share price	$6.99
Weighted average exercise price	$50.15
Weighted average fair value	$0.90

The expected volatility of these options was determined using historical volatility rates and the expected life was determined using the weighted average life of past options issued.

The fair value of the replacement DSUs of $6.99 per DSU was based on the listed share price of Ceapro as at June 3, 2024 (CA$0.225), after giving effect to the exchange of each outstanding Ceapro common share for 0.02360 of a Aeterna common share and the foreign currency exchange rate.

(4)	The fair value of the 114,405 warrants deemed issued to Aeterna warrant holders was estimated using a Black-Scholes option pricing model, considering the terms and conditions upon which the warrants were issued, using the following assumptions:

Warrants
Expected dividend yield	$0.00
Weighted average expected volatility	65%
Weighted average risk-free rate	4.47%
Weighted average expected life (years)	1.19
Share price	$6.99
Weighted average exercise price	$87.04
Weighted average fair value	$0.02

(5)	The identifiable intangible assets consist of patents expiring between 2027 and 2041 which will be amortized on their respective remaining patent life. To estimate the fair value of the intangible assets, management uses the royalty relief method to value patents using discounted cash flow models. Management developed assumptions related to revenue, royalty rates and discount rates.

For the period subsequent to the Transaction, Aeterna contributed revenue of $1,095 and net loss of $5,607 to the Company’s results. If the acquisition had occurred on January 1, 2024, management estimates that revenue would have been $9,593 and consolidated net loss for the year would have been $24,972. In determining these amounts, management has assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2024.

The Company incurred acquisition-related costs of $4,081 on legal fees and due diligence costs. These costs have been included in Selling, general and administrative expenses as incurred.

COSCIENS Biopharma Inc.

Notes to Consolidated Financial Statements

As of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022

(in thousands of US dollars, except share and per share data and where otherwise noted)